EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the board of directors of UnionBanCal Corporation, a Delaware corporation, hereby severally constitutes and appoints Masaaki Tanaka, Norimichi Kanari, David I. Matson, John H. McGuckin, Jr., and Morris W. Hirsch, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead and in the capacities indicated below, with full powers to each of them to sign in his or her name and in the capacity or capacities indicated below, a Registration Statement on Form S-8 and any and all amendments (including supplements and post-effective amendments) for the purpose of registering under the Securities Act of 1933, as amended, securities issuable pursuant to the Union Bank of California, N.A. 401(k) Plan and Trust.

     This Power of Attorney may be executed in counterparts.


NAME                                                DATE
_________________________                           ______________



/s/ MASAAKI TANAKA                                  March 26, 2008
_________________________
Masaaki Tanaka


_________________________
Norimichi Kanari


/s/ AIDA M. ALVAREZ                                 March 26, 2008
_________________________
Aida M. Alvarez


/s/ DAVID R. ANDREWS                                March 26, 2008
_________________________
David R. Andrews


/s/ NICHOLAS B. BINKLEY                             March 26, 2008
_________________________
Nicholas B. Binkley


/s/ L. DALE CRANDALL                                March 26, 2008
_________________________
L. Dale Crandall


/s/ MURRAY H. DASHE                                 March 26, 2008
_________________________
Murray H. Dashe


/s/ RICHARD D. FARMAN                               March 26, 2008
_________________________
Richard D. Farman


/s/ PHILIP B. FLYNN                                 March 26, 2008
_________________________
Philip B. Flynn


/s/ CHRISTINE GARVEY                                March 26, 2008
_________________________
Christine Garvey


/s/ MICHAEL J. GILLFILLAN                           March 26, 2008
_________________________
Michael J. Gillfillan


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/s/ MOHAN S. GYANI                                  March 26, 2008
_________________________
Mohan S. Gyani


/s/ RONALD L. HAVNER, JR.                           March 26, 2008
_________________________
Ronald L. Havner Jr.


/s/ MARY S. METZ                                    March 26, 2008
_________________________
Mary S. Metz


_________________________
Shigemitsu Miki


/s/ J. FERNANDO NIEBLA                              March 26, 2008
_________________________
J. Fernando Niebla


/s/ MASASHI OKA                                     March 26, 2008
_________________________
Masashi Oka


_________________________
Kyota Omori


/s/ BARBARA L. RAMBO                                March 26, 2008
_________________________
Barbara L. Rambo


/s/ DEAN A. YOOST                                   March 26, 2008
_________________________
Dean A. Yoost


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